SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)             September 5, 2001
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                           SOS STAFFING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


        UTAH                                 0-26094             87-0295503
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(State or other jurisdiction                (Commission       (IRS Employer ID
of incorporation)                           File Number)           Number)


1415 South Main, Salt Lake City, Utah                              84115
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:          (801) 484-4400
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(Former name or former address, if changed since last report)

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Item 5.    OTHER EVENTS.

     On September 5, 2001, SOS Staffing Services, Inc. (the "Company") entered into an Amendment No. 2 to Note Purchase Agreement (the "Amendment"), dated as of July 30, 2001, with the holders of its $5,000,000 aggregate principal amount of Senior Notes, Series A, due September 1, 2003 and the holders of its $30,000,000 aggregate principal amount of Senior Notes, Series B, due September 1, 2008 (collectively, the "Noteholders"), whereby the Noteholders waived the Company's temporary noncompliance with certain financial covenants under the Company's bank credit facility and the existing note purchase agreements with the Noteholders during the Company's fiscal quarter ended June 30, 2001.

     Pursuant to the Amendment, the Series A Notes shall bear interest at the rate of 8.72% per annum and the Series B Notes shall bear interest at the rate of 8.95% per annum. Any overdue payments shall bear interest at the greater of 10.72% and 2% over the prime rate of The First National Bank of Chicago. In addition, as consideration for the Amendment, the Company and each of its subsidiaries entered into a security agreement dated as of July 30, 2001 with State Street Bank and Trust Company, as collateral agent (the "Collateral Agent"), on behalf of Wells Fargo Bank, National Association, as administration agent under the Company's bank credit facility, the financial institutions which from time to time are parties to the credit facility as lenders thereunder (collectively, the "Lenders") and the Noteholders, pursuant to which the Company offered as collateral security for the senior notes the pledge and grant by the Company and each subsidiary of a security interest in and lien upon all of its personal property assets including, without limitation, all accounts receivable, intellectual property rights and shares of capital stock of the Company's subsidiaries. Such security interests shall be a first priority security interest to the extent such interests cover accounts receivable of the Company and each subsidiary and, as to other items of collateral, shall have a priority as mutually agreed by the Noteholders and the Lenders pursuant to an intercreditor agreement among such parties and the Collateral Agent dated as of July 30, 2001. In addition, all obligations of the Company under the credit facility and the note purchase agreements are to be guaranteed by the subsidiaries. Also, on or before October 15, 2001, the Company and the Lenders shall have consummated an agreement whereby the Collateral Agent is granted a security interest in and lien upon certain deposit accounts of the Company.

     The Amendment also provides for optional or mandatory prepayments, as the case may be, upon the occurrence of certain events including, but not limited to, a change in control, transfer of property or issuance of equity securities of the Company. In addition, the Amendment provides that the Company shall deliver certain financial statements within 30 days of the end of each calendar month as well as an officer's certificate in connection with the delivery of financial statements for the last month of each fiscal quarter of the Company. Also as consideration for the Amendment and waiver by the Noteholders, the Company paid an amendment fee to the Noteholders of $200,000 in the aggregate, as well as fees and expenses of the Noteholders' special counsel. The Company also shall pay on June 15, 2002 a supplemental note fee of $250,000, which amount shall be waived if the Company has paid all amounts due and outstanding under the note purchase agreements prior to such date. Also pursuant to the Amendment, certain financial covenants of the Company were modified. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

     Also in conjunction with the Amendment, the Company entered into a Fourth Amendment to Amended and Restated Credit Agreement with the Lenders dated as of September 4, 2001 in order to make conforming changes with respect to the collateralization transaction described above.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired. None

     (b) PRO FORMA Financial Information. None

     (c) Exhibits.

EXHIBIT NUMBER     DESCRIPTION

     10.1 Amendment No. 2 to Note Purchase Agreement dated as of July 30, 2001 by and among the Company and the holders of the existing notes listed on the signature pages attached thereto

     10.2 Security Agreement dated as of July 30, 2001 among the Company, Inteliant Corporation, Servcom Staff Management, Inc., SOS Collection Services, Inc., and Devon & Devon Personnel Services, Inc. and the Collateral Agent for the benefit of Wells Fargo Bank, National Association, as administration agent under the Company's bank credit agreement, the financial institutions which from time to time are parties to such bank credit agreement as lenders thereunder, and the Noteholders

     10.3 Trademark Collateral Security and Pledge Agreement dated as of July 30, 2001 by and between the Company and the Collateral Agent for the benefit of Wells Fargo Bank, National Association, as administration agent under the Company's bank credit agreement, the financial institutions which from time to time are parties to such bank credit agreement as lenders thereunder, and the Noteholders

     10.4 Stock Pledge Agreement dated as of July 30, 2001 by and between the Company and the Collateral Agent for the benefit of Wells Fargo Bank, National Association, as administration agent under the Company's bank credit agreement, the financial institutions which from time to time are parties to such bank credit agreement as lenders thereunder, and the Noteholders

     10.5 Intercreditor Agreement dated as of July 30, 2001 among the Collateral Agent, Wells Fargo Bank, National Association, as administrative agent under the Company's bank credit agreement and the Noteholders, as acknowledged by the Company and its subsidiaries, as guarantors

     10.6 Fourth Amendment to Amended and Restated Credit Agreement dated as of September 4, 2001 by and among the Company, the Lenders to the Company's bank credit agreement, Wells Fargo Bank, National Association, as administrative agent for the Lenders, and Bank One, NA, as documentation agent for the Lenders

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SOS STAFFING SERVICES, INC.


                                By: /S/ KEVIN HARDY
                                    Name: Kevin Hardy
                                    Title:  Sr. Vice President and
                                            Chief Financial Officer

Dated:  October 4, 2001

                                  EXHIBIT INDEX


EXHIBIT NUMBER                 DESCRIPTION                               PAGE

     10.1 Amendment No. 2 to Note Purchase Agreement dated as of July 30, 2001 by and among the Company and the holders of the existing notes listed on the signature pages attached thereto

     10.2 Security Agreement dated as of July 30, 2001 among the Company, Inteliant Corporation, Servcom Staff Management, Inc., SOS Collection Services, Inc., and Devon & Devon Personnel Services, Inc. and the Collateral Agent for the benefit of Wells Fargo Bank, National Association, as administration agent under the Company's bank credit agreement, the financial institutions which from time to time are parties to such bank credit agreement as lenders thereunder, and the Noteholders

     10.3 Trademark Collateral Security and Pledge Agreement dated as of July 30, 2001 by and between the Company and the Collateral Agent for the benefit of Wells Fargo Bank, National Association, as administration agent under the Company's bank credit agreement, the financial institutions which from time to time are parties to such bank credit agreement as lenders thereunder, and the Noteholders

     10.4 Stock Pledge Agreement dated as of July 30, 2001 by and between the Company and the Collateral Agent for the benefit of Wells Fargo Bank, National Association, as administration agent under the Company's bank credit agreement, the financial institutions which from time to time are parties to such bank credit agreement as lenders thereunder, and the Noteholders

     10.5 Intercreditor Agreement dated as of July 30, 2001 among the Collateral Agent, Wells Fargo Bank, National Association, as administrative agent under the Company's bank credit agreement and the Noteholders, as acknowledged by the Company and its subsidiaries, as guarantors

     10.6 Fourth Amendment to Amended and Restated Credit Agreement dated as of September 4, 2001 by and among the Company, the Lenders to the Company's bank credit agreement, Wells Fargo Bank, National Association, as administrative agent for the Lenders, and Bank One, NA, as documentation agent for the Lenders